UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 9, 2010

AMERICAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8137 (Commission File Number)	59-6490478 (IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada (Address of principal executive offices)	89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 735-2200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On March 9, 2010, American Pacific Corporation (the “Company”) held its annual meeting of stockholders for the following purposes:
1)	To elect directors to the board of directors of the Company as follows:
a.	To elect Dr. Joseph Carleone, Fred D. Gibson, Jr. and Berlyn D. Miller as the three Class C directors until the annual meeting of stockholders in 2012 and until their respective successors have been duly elected and qualified; and

b.	To elect John R. Gibson, Jan H. Loeb, William F. Readdy and Dean M. Willard as the four Class A directors until the annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualified.
2)	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010.
The matters voted upon at the annual meeting of stockholders and the results of the vote for each matter were as follows:
1)	Election of Directors:

Proposal No. 1(a):

Class C Nominees	For	Withheld	Broker Non-Votes
Dr. Joseph Carleone	5,062,173	384,908	1,156,147
Fred D. Gibson, Jr.	4,392,168	1,054,913	1,156,147
Berlyn D. Miller	4,107,781	1,339,300	1,156,147
Proposal No. 1(b):

Class A Nominees	For	Withheld	Broker Non-Votes
John R. Gibson	4,393,956	1,053,125	1,156,147
Jan H. Loeb	5,013,148	433,933	1,156,147
William F. Readdy	3,604,000	1,843,081	1,156,147
Dean M. Willard	4,224,629	1,222,452	1,156,147
The election of directors requires the affirmative vote of 80% or more of the shares of common stock present in person or represented by proxy, entitled to vote on the matter and voting. According to the Restated Certificate of Incorporation, as amended, and the Amended and Restated By-laws of the Company, in the event that nominees of a Class (or Classes) of directors standing for election do not receive the affirmative vote of 80% of such shares present and voting, the incumbent directors will remain in office until the next annual meeting, at which time such Class (or Classes) and the next Class will stand for election. Accordingly, each of Dr. Joseph Carleone, Fred D. Gibson, Jr., John R. Gibson and Jan H. Loeb received the affirmative vote of 80% or more of the shares of common stock present in person or represented by proxy, entitled to vote on the matter and voting at the annual meeting of stockholders. As a result, Dr. Joseph Carleone and Fred D. Gibson, Jr. were elected as Class C directors until the annual meeting of stockholders in 2012 and until their respective successors have been duly elected and qualified. Similarly, John R. Gibson and Jan H. Loeb were elected as Class A directors until the annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualified. One Class C director, Berlyn D. Miller, and two Class A directors, William F. Readdy and Dean M. Willard, received the affirmative vote of the holders of more than 75%, 66% and 77%, respectively, but less than 80% of the shares present in person or represented by proxy, entitled to vote on the matter and voting. Consequently, in accordance with the Company’s Restated Certificate of Incorporation, as amended, and the Company’s Amended and Restated By-laws, Messrs. Miller, Readdy and Willard will remain in office as a Class C director and two Class A directors, respectively, until the next annual meeting of stockholders in 2011, at which time they will each stand for election, if nominated, for the remainder of their respective Class terms.
2)	Proposal to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010.

For	Against	Abstentions	Broker Non-Votes
6,419,952	5,150	178,126	0

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: March 12, 2010	By:	/s/ JOSEPH CARLEONE
Joseph Carleone, PH.D.
President and Chief Executive Officer